FORM 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                      October 26, 2004 (October 26, 2004)

                           Trimble Navigation Limited
             (Exact name of registrant as specified in its charter)

                                   California
                 (State or other jurisdiction of incorporation)

                                     0-18645
                            (Commission File Number)

                                   94-2802192
                             (IRS Employer I.D. No.)

                         749 N. Mary Ave. Sunnyvale, CA
                    (Address of principal executive offices)

                                      94085
                                   (Zip Code)
       Registrant's telephone number, including area code: (408) 481-8000



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Item 2.02. Results of Operations and Financial Condition.

On October 26, 2004, the Company announced its financial results for the quarter ended October 1, 2004. A copy of the press release dated October 26, 2004 relating to this announcement is furnished as Exhibit 99.1.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TRIMBLE NAVIGATION LIMITED
                                            a California corporation


         Dated: October 26, 2004            /s/ Irwin Kwatek
                                            ----------------
                                            Irwin Kwatek
                                            Vice President



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                                  EXHIBIT INDEX
                           Exhibit Number Description

99.1 Text of Company Press Release dated October 26, 2004.